Acquisition of Gold Coast Bancorp July 25, 2019

Forward Looking Statements Certain statements contained herein are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as “may,” “will,” ”believe,” ”expect,” ”estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks, as described in our SEC filings, and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operated, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Additional Information This communication is being made in respect of the proposed merger transaction involving Investors Bancorp, Inc. and Gold Coast Bancorp, Inc. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Investors Bancorp, Inc. intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Gold Coast Bancorp, Inc. and a prospectus of Investors Bancorp, Inc., and each party will file other documents regarding the proposed transaction with the SEC and the FDIC, as applicable. A definitive proxy statement/prospectus will also be sent to Gold Coast Bancorp, Inc. shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of Gold Coast Bancorp, Inc. are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Investors Bancorp, Inc. with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, the documents filed by Investors Bancorp, Inc. may be obtained free of charge at its website at www.investorsbank.com or by contacting Investors Bancorp, Inc., 101 JFK Parkway, Short Hills, New Jersey 07078, Attention: Marianne Wade, telephone 973-924-5100 and the documents filed by Gold Coast Bancorp, Inc. may be obtained free of charge at Gold Coast Bancorp, Inc.'s website at https://gcbny.com or by contacting Gold Coast Bancorp, Inc., 2929 Expressway Drive North, Islandia, New York 11749, Attention: Catherine Califano, telephone 631-233-8600. Gold Coast Bancorp, Inc. and its directors, executive officers, and certain other persons may be deemed to be participants in the solicitation of proxies from Gold Coast Bancorp, Inc.'s shareholders in favor of the approval of the merger. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available. 3

Transaction Highlights  Gold Coast is a high quality community bank with demonstrated growth and solid asset quality  Approximately doubles Investors’ presence in suburban Long Island  Strong transaction economics  Significant opportunity to deepen client penetration and wallet-share with larger balance sheet and broader product set  Strong pro forma capital position allows for continued capital management flexibility  In-market transaction with low execution risk 4

Attractive Banking Markets Median Household Income Total Population # of Businesses $114k $100k 1.5m 65k $83k 1.4m 58k $63k Nassau Suffolk ISBC Current National Nassau Suffolk Nassau Suffolk County County Markets Average County County County County Rockland Fairfield Passaic Westchester Bergen Morris Bronx Suffolk Essex New York Nassau Suffolk Long Island County County Total Hudson Queens Nassau Deposits ($mm) Union Kings Investors $388 $77 $465 Gold Coast $63 $354 $417 Richmond Branches Investors 5 2 7 Gold Coast 1 5 6 Approximately doubles Investor’s presence in attractive strategic growth market of suburban Long Island Source: SNL Financial. Deposit and demographic data as of June 30, 2018. 5

Strong Growth Profile with Clear Upside Potential Gold Coast Balance Sheet Composition Under ISBC Ownership Loan Composition Lending Limit  18% CAGR since 12/31/15  Benefits of an enlarged lending limit  No non-performing loans; 0.03% NCOs / Avg. Loans1  Significant participations retainable on balance sheet 13% 29% Multi-Family CRE $463mm C&I 4% Construction 2% Residential and Consumer 52% Deposit Composition Selected Added Capabilities  15% CAGR since 12/31/15  Added breadth of product and services offering  20% non-interest bearing deposits  Deepen client penetration and wallet share capture 31% Treasury Management 31% Demand & NOW $486mm Savings & Money Market Asset Based Lending Commercial Banking + CDs Digital Capabilities 38% Source: Company information at March 31, 2019. 1 For the year ended December 31, 2018. 6

Transaction Terms Merger  Aggregate deal value of $63.6 million1 Consideration  Transaction consideration comprised of 50% stock / 50% cash Consideration  Gold Coast shareholders elect to receive 1.422 shares of ISBC common stock or $15.75 in cash Mix  Subject to proration such that 50% of transaction consideration paid in the form of Investors stock  ISBC intends to repurchase the shares issued in transaction, resulting in an effectively “all-cash” transaction  Investors intends to create a Long Island regional advisory board consisting of existing members of Gold Coast’s board of directors Advisory Board  John Tsunis, Gold Coast’s current Chairman and CEO, to serve as advisory board’s Chairman Required  Approval of Gold Coast’s shareholders Approvals  Customary regulatory approvals Target Closing  First quarter of 2020 1 Based on ISBC’s closing price of $11.20 as of July 23, 2019; Includes value of options and warrants to be cashed out for approximately $1.3 million. 7

investorsBancorp, INC.

Pro Forma Financial Impact

		ISBC / GLDT[1]	Precedent Transactions[2]
Pricing Metrics	• Price / Tangible Book Value:	1.38x	1.69x
	• Price / FY1 EPS:	21.6x	25.3x
	• Price / Synergized FY1 EPS[3]:	9.1x	--

Financial Impact

- ~2.5% accretive to earnings per share with fully phased-in cost savings
- <1% dilutive to tangible book value per share, with projected earn-back of approximately 3 years using the "crossover" method and approximately 4 years using the "static" method
- Robust pro forma capitalization, with <30bps of dilution to tangible common ratio
- Transaction internal rate of return of >17%

Key Assumptions

- Cost savings: 45% of Gold Coast's non-interest expense base (~$4 million, after-tax)
  - Phased in 75% in 2020 and 100% thereafter; Synergized Gold Coast ROAA of ~1.05%[3]
  - Revenue synergies: Significant upside identified, but not included in financial impact analysis
- Restructuring charge: $5 million (pre-tax)
- Gross credit mark: $7 million (1.5% of loans, or 156% of current Gold Coast loan loss reserves)
  - No non-performing loans currently in portfolio
- Core deposit intangibles: 2.0% of non-CD deposits, amortized over 10 years (SOYD)

1 Based on $15.75 per share purchase price.
2 Based on SNL Financial data for U.S. bank transactions announced since 2016 with deal values between $25-$200 million and disclosed transaction multiples.
3 Includes impact of assumed run-rate cost savings.

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Summary Bolsters Long Island presence and accelerates build-out in attractive strategic growth market Strong transaction economics Low-risk, in-market transaction Meaningful upside through greater legal lending limit and broader product offering 9